                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                     AMENDMENT TO SHAREHOLDERS' AGREEMENT


          This Amendment to Shareholders' Agreement (the "Amendment"), dated as of September 1, 1998, is entered into by and among Topp Telecom, Inc., a Florida corporation ("Company"), CellStar Telecom, Inc., a Delaware corporation ("Investor"), David Topp ("Topp") and Frederick J. Pollak ("Pollak" and together with Topp, the "Individual Shareholders") and each future holder of Voting Stock who executes the Shareholders' Agreement or a separate agreement to be bound by the terms of the Shareholders' Agreement, as amended, and Dora Topp, the spouse of Topp ("Dora Topp") (for purposes of Section 7 only of the Shareholders'
Agreement).   Capitalized terms used but not defined herein shall have the meanings given them in that certain Shareholders' Agreement, dated as of November 4, 1997, by and among the parties hereto (the "Shareholders' Agreement").

                                   RECITALS

          WHEREAS, pursuant to the provisions of that certain letter agreement dated as of September 1, 1998, by and among the Investor, the Company, David Topp and Frederick J. Pollak (the "Letter Agreement"), the Investor and the Company have agreed to enter into this Amendment.

          NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties made herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

          1. Amendments. The Shareholders' Agreement is hereby amended as follows:

          (a) The first recital is hereby deleted in its entirety and replaced with the following:

          "WHEREAS, the Company has authorized 5,000,000 shares of Voting Common Stock (the "Voting Stock"), 5,000,000 shares of Nonvoting Common Stock (the "Nonvoting Stock"), 1,043 shares of Class A Convertible Preferred Stock (the "A Convertible Preferred Stock"), and 17,988 shares of Class B Convertible Preferred Stock (the "B Convertible Preferred Stock")."

          (b) The following new definition is added to Section 8 after the definition of "Public Offering":

               "Securities. "Securities" means collectively, the Voting Stock, the Nonvoting Stock, the A Convertible Preferred Stock, the B Convertible Preferred Stock, any shares of Voting Stock, Nonvoting Stock, A Convertible Preferred Stock and/or B Convertible Preferred Stock acquired by the Investor upon the exercise of that certain option dated September 1, 1998 granted to the Investor by the Company (the "Option"), any shares of Voting Stock and/or Nonvoting Stock issued pursuant to the conversion of the A Convertible Preferred Stock and/or the B Convertible Preferred Stock acquired upon the exercise of the Option, the Option, any shares of Voting Stock and Nonvoting Stock acquired by the Investor upon the exercise of that certain warrant dated September 1, 1998 granted to the Investor by the Company (the "Warrant"), and the Warrant; provided, however, that for purposes of Sections 4.1 and 4.2 of this Agreement, the references to Securities shall only apply to the Voting Stock, the Nonvoting Stock and any Voting Stock or Nonvoting Stock issued upon exercise of the Option or the Warrant, and upon conversion of the A Convertible Preferred Stock or the B Convertible Preferred Stock."

          (c)  The following new Section 3.2 is added:

          "The Investor may make transfers of its Securities without complying with the restrictions of Section 1 hereof to any corporation, limited liability company, partnership, joint venture, limited partnership, trust or unincorporated organization controlled by or under common control with the Investor ("Affiliate"), provided that the transferee agrees in writing to be bound by the terms and conditions of this Agreement. Upon any such transfer, the transferee shall be deemed to be a Shareholder hereunder. The Investor shall notify the Company in writing of any such transfer to an Affiliate."

          (d)  The following new subsections are hereby added to the end of
Section 6.1:

          "(q) The recapitalization, consolidation, dissolution, reorganization or merger of the Company; and

           (r) Institution of any proceedings to adjudicate the Company bankrupt or insolvent, including without limitation, the filing of any petition pursuant to 11 U.S.C. 101 et seq. or approve the institution of bankruptcy or insolvency proceedings against the Company or the filing of a petition or answer or consent seeking or consenting to its reorganization or relief under any applicable federal or state law relating to bankruptcy, or approval of the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any substantial part of its property, or the making of an assignment for the benefit of creditors, or an admission in writing of the Company's inability to pay its debts generally as they become due."

          (e) The second sentence of Section 6.3 is hereby deleted in its entirety and replaced with the following:

          "The Shareholders acknowledge that the Board currently consists of three members and agree that: (a) the fourth member of the Board shall be appointed by the Investor, (b) the fifth member of the Board shall be appointed by mutual agreement of the Shareholders, (c) the sixth member of the Board shall be appointed by mutual agreement of Topp and Pollak, and (d) the seventh member of the Board shall be appointed by the Investor; provided, however, that if the Investor exercises its right to vote shares pursuant to that certain Irrevocable Proxy by and between the Investor and [the Shareholders] dated September 1, 1998 (the "Irrevocable Proxy"), sub-clauses (a), (b) and (c) hereof shall be of no force and effect."

          (f) Section 6.4 is hereby deleted in its entirety and replaced with the following:

          "Except for the Irrevocable Proxy, no Shareholder shall give any proxy or power of attorney that permits the holder thereof to vote in her/his/its discretion on the election or removal of directors of the Company or the size of the Board of Directors, unless such proxy or power of attorney is expressly made subject to the provisions of
          Section 6.3 of this Agreement. The Investor may give a proxy or power of attorney to an officer, director or attorney of the Investor."

          (g) Section 9.2 is hereby deleted in its entirety and replaced with the following:

          "9.2 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Florida, without giving effect to conflicts of laws principles thereof."

          2. Affirmation of Shareholders' Agreement. Except as amended hereby, the Shareholders' Agreement remains in full force and effect in accordance with its terms and conditions and is hereby ratified and affirmed for all purposes by each of the parties.

          3. Consent. The parties hereto hereby consent to all of the transactions contemplated by the Letter Agreement, including without limitation,
(i) the issuance by the Company of the Options, the Warrants, the A Convertible Preferred Stock, and the B Convertible Preferred Stock, (ii) the issuance by the Company of Voting Stock and Nonvoting Stock upon exercise of the Option or the Warrants, (iii) the issuance by the Company of Voting Stock and Nonvoting Stock upon conversion of the A Convertible Preferred Stock and the B Convertible Preferred Stock acquired upon exercise of the Option, (iv) the issuance of Voting Stock upon the conversion of the A Convertible Preferred Stock, (v) the issuance of Nonvoting Stock upon the conversion of the B

Convertible Preferred Stock, (vi) the amendment to the Company's Articles of Incorporation, (vii) the delivery of that certain Promissory Note dated September 1, 1998 in favor of CellStar Inc., (viii) the granting of a security interest in property of the Company as collateral to secure the Company's obligation under the Note, (ix) the grant by the Company of a security interest in all of the Company's accounts receivable, and (x) the financing of the receivables by the Company, as more specifically described in the Letter Agreement.

          4.   Miscellaneous.

          (a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

          (b) This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida, without reference to the conflicts of law principles thereof.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d) The headings in this Amendment are for convenience of reference only and shall not define or limit any of the terms or the provisions hereof.

          (e) This Amendment and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Amendment and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Amendment full force and effect.

                 [Signatures follow immediately on next page]

          IN WITNESS WHEREOF, the parties have hereunto duly affixed their signatures as of the day and year first written above.

TOPP TELECOM, INC.                      CELLSTAR TELECOM, INC.


By: /s/ F.J. POLLAK                     By: /s/ TIMOTHY L. MARETTI
    -------------------------------         -------------------------------
Name:  F.J. Pollak                      Name:  Timothy L. Maretti
Title: President and CEO                Title: U.S. Region President


/s/ F.J. POLLAK                         /s/ DAVID TOPP
-----------------------------------     -----------------------------------
F.J. Pollak                             David Topp




For Purposes of Section 7 of the Shareholders' Agreement only:

/s/ DAVID TOPP                 , David Topp as Attorney-in-Fact for and
-------------------------------  on behalf of
Dora Topp